Exhibit 99.1

Corporate Presentation October 2019 OTCQB: PEYE

Forward-Looking Statements

This presentation contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company's intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company's future activities or future events or conditions. These statements are based on current expectations, estimates and projections about the Company's business based, in part, on assumptions made by the Company's management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in the Company's annual report on Form 10-K and in other documents that the Company files from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this report, except as required by law.

Non-GAAP Financial Measures

In addition to financial results reported in accordance with accounting principles generally accepted in the United States of America ("GAAP"), the Company has provided the following non-GAAP financial measures in this release and the accompanying tables: adjusted EBITDA. Precision Optics uses this non-GAAP financial measures internally to facilitate period-to-period comparisons and analysis of its operating performance and liquidity, and believes they are useful to investors as a supplement to GAAP measures in analyzing, trending and benchmarking the performance and value of our business. However, these measures are not intended to be a substitute for those reported in accordance with GAAP. These measures may be different from non-GAAP financial measures used by other companies, even when similar terms are used to identify such measures.

In order to calculate these non-GAAP financial measures, the Company makes targeted adjustments to certain GAAP financial line items found on its Consolidated Statement of Operations, backing out non-recurring or unique items or items that the Company believe otherwise distort the underlying results and trends of the ongoing business. We have excluded the following items from one or more of our non-GAAP financial measures for the periods presented:

Selling, general and administrative expenses; operating expenses. The Company excludes a portion of SG&A expense and operating expenses related to transaction expenses related to acquisitions and financings. Acquisition-related expenses include transaction fees, due diligence costs and other direct costs associated with our acquisitions. These amounts are unrelated to our core performance during any particular period and are impacted by the timing of the acquisition. The Company excludes acquisition-related expenses from the Company's SG&A expense and total operating expenses to provide investors a method to compare our operating results to prior periods and to peer companies, as such amounts can vary significantly based on the frequency of acquisitions and the magnitude of acquisition expenses.

Bad debt expense; operating expenses. The Company excludes a portion of SG&A expense and operating expenses related to bad debt expense. These amounts are unrelated to our core performance during any particular period. The Company believes it is useful to exclude these amounts in order to better understand our business performance and allow investors to compare the Company's results with peer companies.

Adjusted EBITDA is a non-GAAP financial measure that we define as GAAP net income (loss), adjusted to exclude non-recurring transaction costs, bad debt expense, depreciation and amortization, non-cash stock-based compensation, interest expense, and provision (benefit) for income taxes. We believe that the use of adjusted EBITDA is useful to investors and other users of the Company's financial statements in evaluating our operating performance because it provides them with an additional tool to compare business performance across companies and across periods. The Company uses adjusted EBITDA in conjunction with traditional GAAP operating performance measures as part of our overall assessment of our performance, for planning purposes, including the preparation of our annual operating budget, to evaluate the effectiveness of our business strategies and to communicate with our board of directors concerning our financial performance. Management does not place undue reliance on adjusted EBITDA as its only measure of operating performance. Adjusted EBITDA should not be considered as a substitute for other measures of financial performance reported in accordance with GAAP.

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Enabling Next Generation Technologies Precision Optics ENABLES leading medical devices companies around the world to meet the increasing demands of the surgical community who are requiring more enhanced and SMALLER IMAGING SYSTEMS FOR MINIMALLY INVASIVE SURGERY as well as the rapid proliferation of 3D ENDOSCOPES FOR SURGICAL ROBOTIC SYSTEMS. 3

Company Overview ► Precision Optics (PEYE) has been a leading developer and manufacturer of advanced optical instruments for more than 35 years addressing the medical device and defense market. Recent focus has been on: ► Micro Optics ► 3D Endoscopes ► Business model transition driving rapid growth ► Recent approach to work closely with a number of key medical device companies at the very early design stage of projects, lending the Company’s expertise in proprietary micro - optics and 3D imaging technologies, is beginning to pay off as projects move to commercialization ► 3 projects moved to commercial production levels in 2018; production revenue increase of 140% during FY19 to $3.7 million ► Strategic acquisition of Ross Optical in July 2019 broadens Precision Optics capabilities and accelerates the Company’s efforts to gain economies of scale ► Ross Optical had revenues of $4.4 million and net income of $480,000 during 12 - months ended June 30, 2019 ► Total purchase price is up to $2 million, comprised of $1.5 million in cash at closing and additional payments up to $500,000 subject to a three - year earnout provision ► Also acquired slightly over $1 million of net working capital 4

35 Year Old Growth Story

1980's

- Founded in 1982
- Focused on medical devices, introducing first sterilizable endocouplers
- Expansion into defense sector as sole supplier of optics for night vision goggles to ITT

1990's

- Went public in 1990 to support night vision work and proprietary line of rigid endoscopes
- First couplers for micro optical systems
- Growth in medical device business punctuated by first commercially viable 3D endoscope for Intuitive Surgical

2000's

- Entry into telecom industry developing DWDM filters
- Company significantly cut back on resources following telecom bust as it looked to refocus on core competencies

2010's

- Joe Forkey becomes CEO in 2011 to drive new strategy focused on micro optics and 3D endoscopes
- Business model focused on designing and developing innovative new products with key multi-national customers to bring commercial products to market

Today

- 3 products move into commercial level production driving strong revenue growth
- Expanding pipeline
- Acquired Ross Optical to further drive synergies and expand product offerings
- Profitable on a pro forma basis for fiscal 2019

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Financial Highlights $950,305 $1,528,325 $3,668,737 $3,668,737 $828,585 $1,226,191 $1,165,657 $1,165,657 $1,375,658 $1,283,532 $1,313,543 $1,313,543 $656,232 $4,391,686 $0 $2,000,000 $4,000,000 $6,000,000 $8,000,000 $10,000,000 $12,000,000 2017 2018 2019 2019 Pro Forma Production Optical Components Engineering Ross Optical ► Strong Revenue Growth ► 69% FY 2019 Revenue Growth ► 140% FY 2019 Production Revenue Growth ► Improving Gross Margins ► 36% in Q4 2019 (including contribution from one month of Ross Optical) compared to 33% in Q3 2019 and 24% in Q2 2019 ► Transition to Profitability ► $161,966 adjusted EBITDA in Q419 ► $35,835 adjusted EBITDA in FY19 ► Balance Sheet ► Raised $950,000 in July 2019 at $1.25/share to fund Ross Optical acquisition 6 $10,539,623 $6,804,169 $4,038,048 $3,154,547

LEADER IN MICRO AND 3D OPTICS

MicroPrecision Optics ► Millimeter sized and smaller cameras with low manufacturing costs ► Small size can provide visualization for new procedures in new parts of the body and for existing procedures that are currently performed blind or with sub - optimal imaging. Facilitates the development of new surgical procedures that are currently impractical. ► Patented and patent pending approaches to fabricating opto - mechanical and opto - electronic systems ► Best - in - class technical organization with 25+ years of experience to design and fabricate components and systems at industry’s smallest sizes ► Commercialized and development applications in medical device and defense industry ► Market driven by surgical community that is demanding smaller and more enhanced imaging systems for minimally invasive surgery ► Brain, eye, ear, urology, cardiology/angiography, spine 8

3D Endoscopes and Robotic Surgery Systems ► One of only a handful of companies in the world to design and provide 3D endoscopes ► Precision Optics 3D endoscopes provide next generation optical imaging for minimally invasive surgical procedures, many employing medical robotic technology, by using the brain’s natural ability to perceive depth, which is the third dimension, by viewing one’s environment through two eyes. ► Best - in - class technical organization with 20+ years of experience with 3D technology, that can design and fabricate 3D endoscopes and imaging systems for most demanding next - generation robotic systems ► Competition amongst medical device companies is increasing with multiple companies now pursuing less expensive, procedure specific robotic systems. 9

Traditional Applications ► Complex endocoupler production for more than 30 years ► Specialized endoscope for top tier medical company for more than 20 years ► Custom spinal surgery product utilizing Precision Optics illumination technology for top tier medical company for more than 10 years ► Multiple Microprecision ™ optical components and assemblies for use in medical devices 10

Vertically Integrated Capabilities 11 Onsite Engineering, Machine Shop, Optics Lab & Assembly Design To Production Design For Manufacturability Rapid Development Of New Concepts Efficient Manufacturing High Volume Production Material Sourcing ► Vertically integrated capabilities enable Precision Optics to uniquely apply customization requirements and demands of its customers on base technological capabilities that others in the industry simply are unable to accomplish ► Allows Company to accelerate product development and regulatory clearance for its customers ► Aspects to technology that provide the greatest benefit if used in production in a certain way which is only accomplished by having integrated design and production teams ► Acquisition of Ross Optical extends product offering to include a wider range of lens and optical system sizes ► Extensive portfolio of optical fabrication and quality assurance equipment, technology, and technical solutions that supply a number of industries, including the defense, medical and industrial markets. ► Focused on high quality and difficult - to - find optical components, Ross Optical provides custom solutions as well as a wide range of standard lens sizes in an extensive catalog offering, through a robust worldwide sourcing network that allows them to provide cost - efficient optical components and assemblies. Broad Optical Capabilities All Under One Roof Engineering Production

Current Products Recently Transitioned From Pipeline To Production

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Cardiovascular Endoscope

CardioFocus, Inc.

- HeartLight Endoscopic Ablation System
- $2.2 million follow-on order in April 2019
- Monthly deliveries are scheduled to be made over two years

2

Otoscopy Device

Undisclosed Medical Device Customer

- Next generation technology for custom hearing aids
- $1.2 million follow-on order in March 2019
- Monthly deliveries are scheduled to be made over 12 months

3

Undisclosed Defense Product

Undisclosed Defense Customer

- 1 of the top 5 defense contractors in the US
- Highly-complex, very small opto-mechanical assemblies
- $0.8 million follow-on order in June 2019

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Rapid Commercialized Product Growth $1,778,890 $2,754,516 $4,834,394 $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 2017 2018 2019 Production and Optical Components ► 3 products that have reached commercialization level production since beginning of 2018 ► Early indications are that medical devices products are performing well in the market place ► Once medical device products reach commercialization they tend to continue for long time periods: Two Precision Optics legacy products have 10 and 20 year lifetimes (and counting) ► Reaching “critical mass” for production supports broader resources (and greater efficiency) which helps accelerate future growth 13

Expanding Product Pipeline (September 2019)

Product	Feasibility Study	Prototype Design	Prototype Fabrication	Pilot	Production	Industry	Subsegment	Customer
Cardiovascular Endoscope						Medical Device	Cardiac	CardioFocus
Otoscopy Device						Medical Device	Otoscopy	Large Medical Device
Micro Optics Components						Defense	Undisclosed	Tier One Defense Contractor
Colonoscope						Medical Device	Colonoscopy	Well-funded Startup
3D endoscope						Medical Device	Laparoscopy/Robotic	Well-funded Startup
Micro Endoscope						Medical Device	Ophthalmology	80+ Year Old Medical Device Co.
Ureteroscope		redesign				Medical Device	Urology / Robotic	Well-funded Startup
Otoscopy Device						Medical Device	Otoscopy	Well-funded Startup
Multiple projects in quotation / discussion stage								

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Expanding Markets for Micro Optics & 3D 15

Ross Optical Industries Acquisition ► Extends product offering to include a wider range of lens and optical system sizes ► Expands presence in the U.S. defense sector where Ross has a significant number of customers that do not overlap with POC ► Allows the combined company to leverage Precision Optics’ technical proficiency in offering end - to - end solutions, from design through production, to the expansive Ross Optical customer base, increasing its value - add capabilities. ► Ross Optical had revenues of $4.4 million and net income of $480,000 for the 12 - month period ended June 30, 2019. ► The total purchase price of up to $2 million, comprised of $1.5 million in cash at closing and additional payments up to $500,000 subject to a three - year earnout provision. ► Precision Optics completed an equity capital raise of $950,000 at a per share price of $1.25 concurrent with the closing of the acquisition. ► As part of the transaction, Precision Optics is acquiring slightly over $1 million of net working capital. Incorporated in 1989, Ross Optical has evolved from an optical components supplier into an expanded solutions provider. They have an extensive portfolio of optical fabrication and quality assurance equipment, technology, and technical solutions that supply a number of industries, including the defense, medical and industrial markets. Focused on high quality and difficult - to - find optical components, Ross Optical provides custom solutions as well as a wide range of standard lens sizes in an extensive catalog offering, through a robust worldwide sourcing network that allows them to provide cost - efficient optical components and assemblies. 16

17 ► Drive growth and efficiencies in currently commercialized products ► Advance pipeline projects to commercialization ► Maintain competitive advantages in micro optics and 3D imaging in medical devices, while expanding applications of existing technologies to defense market ► Disciplined investment strategy in sales and marketing, as well as engineering capabilities ► Recognize operational benefits from Ross Optical acquisition, including improvement to cost of goods sold and synergistic sales opportunities ► Look for strategic acquisitions to broaden the Company’s existing capabilities or by extending vertical integration of existing opto - mechanical medical and defense based product focus Go Forward Strategy Summary 17

FINANCIALS

Revenue 19 $3.9 $3.2 $4.0 $6.8 $10.5 $0 $2 $4 $6 $8 $10 $12 2016 2017 2018 2019 2019 Pro Forma Annual FY ends June $1.5 $2.4 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 Q418 Q419 Quarterly FY ends June $ Million $ Million Pro forma as included in 10 - K filed on September 26, 2019

Gross Margins 20 24.1% 24.5% 36.7% 31.2% 36.0% 0% 5% 10% 15% 20% 25% 30% 35% 40% 2016 2017 2018 2019 2019 Pro Forma Annual FY ends June 38.2% 35.6% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% Q418 Q419 Quarterly FY ends June Pro forma as included in 10 - K filed on September 26, 2019

Adjusted EBITDA 21 ($43,421) $35,835 $700,163 ($100,000) $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 2018 2019 2019 Pro Forma Annual FY ends June $147,481 $161,966 $140,000 $145,000 $150,000 $155,000 $160,000 $165,000 Q418 Q419 Quarterly FY ends June See page 22 for Adjusted EBITDA reconciliation for FY 2018 and FY 2019; FY 2019 Pro forma adjusted EBITDA = net income of $12 1,9 46 + interest expense of $1,416 + taxes of $912 + depreciation of $102,563 + stock - based compensation of $473,326

Income Statement

	FISCAL YEAR ENDED 6/30/2018					FISCAL YEAR ENDED 6/30/2019				
	Q1	Q2	Q3	Q4	FY 2018	Q1	Q2	Q3	Q4	FY 2019
Revenues	1,028,746	812,773	735,597	1,460,932	4,038,048	1,559,458	1,477,851	1,386,454	2,380,406	6,804,169
Stock option expense	8,669	-	-	-	8,669	-	-	-	11,233	11,233
Other	633,335	512,551	499,444	902,131	2,547,461	1,096,951	1,122,129	930,518	1,520,860	4,670,458
Cost of Goods Sold	642,004	512,551	499,444	902,131	2,556,130	1,096,951	1,122,129	930,518	1,532,093	4,681,691
Gross Margin	386,742	300,222	236,153	558,801	1,481,918	462,507	355,722	455,936	848,313	2,122,478
Stock Compensation Expense	17,388	6,971	8,974	10,339	43,672	342,984	10,228	2,891	105,990	462,093
Business Acquisition Expenses	-	-	-	-	-	-	-	-	128,111	128,111
Depreciation & Amortization	8,750	7,054	5,924	5,488	27,216	6,956	8,906	7,620	15,072	38,554
Bad Debt Expense	25,000	-	88,750	113,750	227,500	-	-	-	9,803	9,803
Other	363,873	346,041	411,328	410,907	1,532,149	411,347	462,195	525,604	697,314	2,096,460
Operating Expenses	415,011	360,066	514,976	540,484	1,830,537	761,287	481,329	536,115	956,290	2,735,021
Operating Income (Loss)	(28,269)	(59,844)	(278,823)	18,317	(348,619)	(298,780)	(125,607)	(80,179)	(107,977)	(612,543)
Other - Interest Expense	(516)	(482)	(448)	(413)	(1,859)	(505)	(341)	(304)	(266)	(1,416)
Income Tax	-	-	-	(912)	(912)	-	-	-	(912)	(912)
Net Income (Loss)	**(28,785)**	**(60,326)**	**(279,271)**	**16,992**	**(351,390)**	**(299,285)**	**(125,948)**	**(80,483)**	**(109,155)**	**(614,871)**
Stock Compensation Expense	26,057	6,971	8,974	10,339	52,341	342,984	10,228	2,891	117,223	473,326
Business Acquisition Expenses	-	-	-	-	-	-	-	-	128,111	128,111
Depreciation & Amortization	8,750	7,054	5,924	5,488	27,216	6,956	8,906	7,620	15,072	38,554
Income Taxes	-	-	-	912	912	-	-	-	912	912
Add Bad Debt Expensse	25,000	-	88,750	113,750	227,500	-	-	-	9,803	9,803
Adjusted EBITDA	**31,022**	**(46,301)**	**(175,623)**	**147,481**	**(43,421)**	**50,655**	**(106,814)**	**(69,972)**	**161,966**	**35,835**

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Pro Forma Income Statement 23 Adjustments Precision Optics Corporation, Year Ended 6/30/2019 Ross Optical Industries, Inc. Year Ended 6/30/2019 Owners’ Compensation and Acquisition Expenses Bank Debt Interest Added Depreciation Expense Federal Income Tax Expense Pro Forma Year Ended 6/30/19 (Note 1) (Note 2) (Note 3) (Note 4) Revenues $ 6,147,937 $ 4,391,686 – – – – $ 10,539,623 Cost of goods sold 4,357,091 2,365,607 – – $ 19,451 – 6,742,149 Gross Profit 1,790,846 2,026,079 – – – – 3,797,474 Research and development expenses 505,300 – – – – – 505,300 Selling, general and administrative expense 1,960,975 1,406,557 $ (195,315) – – – 3,172,217 Business acquisition expense 128,111 – $ (128,111) – – – – 2,594,386 1,406,557 – – – – 3,677,517 Net income (loss) from operations (803,540) 619,522 – – – – 119,957 Other (income) expense – – – – Interest expense 1,416 7,898 – $ (7,898) – – 1,416 Other (4,317) – – – – (4,317) 1,416 3,581 – – – – (2,901) Net income (loss) before taxes (804,956) 615,941 – – – – 122,858 Income tax expense 912 135,849 – – – $ (135,849) 912 Net income (loss) $ (805,868) $ 480,092 – – – – $ 121,946 Pro Forma Statement of Operations Precision Optics Corporation, Inc. and Ross Optical Industries, Inc. Year Ended June 30, 2019 (Unaudited)

Balance Sheet Highlights 24 6/30/2016 6/30/2017 6/30/2018 6/30/2019 As if Ross Closed 6/30/19 Cash and cash equivalents $50,059 $118,405 $402,738 $2,288,426 $870,085 Accounts receivable, net $750,380 $468,548 $796,923 $2,165,107 $2,165,107 Inventory $1,133,451 $1,055,447 $1,144,068 $1,734,604 $1,734,604 Total assets $2,123,088 $1,800,725 $2,511,481 $7,493,230 $6,049,889 Amount due for business acquisition $0 $0 $0 $1,443,341 $0 Current Liabilities $1,503,961 $1,218,781 $1,932,844 $3,611,312 $2,167,971 Acquisition earn out liability $0 $0 $0 $500,000 $500,000 Long - term debt $0 $0 $0 $0 $0 Total shareholder's equity $587,172 $558,380 $564,036 $3,376,891 $3,401,891 Shares Outstanding 7,157,978 8,343,235 9,826,151 12,071,139 12,831,139 Impact from Ross Acquisition ► Although the transaction closed on July 1, 2019, due to certain components of the agreement, for accounting purposes the acquisition effective date was set retroactively to June 1, 2019 ► The cash balance of $2.3 million along with “amount due for business acquisition” of $1.4 million reflect the collection of proceeds from the stock sale prior to June 30, 2019 even though the purchase of Ross Optical wasn’t completed until after June 30, 2019